Exhibit 99.2 FOURTH QUARTER 2019 Financial Results and Highlights February 5, 2020 © 2019 Cognizant

Forward-Looking Statements This earnings supplement includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding opportunities in the marketplace, our cost structure, investment in and growth of our business, our realignment plans, the timing, costs and impact of the Fit for Growth Plan, our shift to digital solutions and services, our anticipated financial performance, our capital deployment plan and clarification, if any, by the Indian government as to the application of the Supreme Court's ruling related to the India Defined Contribution Obligation. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. Adoption of New Accounting Standard On January 1, 2018, the Company adopted Accounting Standards Codification Topic 606, “Revenue from Contracts with Customers,” or the New Revenue Standard, using the modified retrospective method. Results for reporting periods beginning on or after January 1, 2018 are presented under the New Revenue Standard, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting policies. 2

Results Summary • Q4 $4.3B, increased 3.8% (4.2% CC1) Y/Y REVENUE • FY19 $16.8B, increased 4.1% (5.2% CC1) Y/Y • Q4 GAAP Operating Margin of 14.6%, declined 220 bps Y/Y • Q4 Adjusted Operating Margin1 17.0%, was flat Y/Y OPERATING MARGIN • FY19 GAAP Operating Margin of 14.6%, declined 280 bps Y/Y • FY19 Adjusted Operating Margin1 of 16.6%, declined 150 bps Y/Y • Q4 $395M, declined 39% Y/Y NET INCOME • FY19 $1.8B, declined 12% Y/Y • Q4 GAAP diluted EPS of $0.72, declined 36% Y/Y DILUTED EARNINGS • Q4 Adjusted Diluted EPS1 of $1.07, increased 9% Y/Y PER SHARE • FY19 GAAP diluted EPS of $3.29, declined 9% Y/Y • FY19 Adjusted Diluted EPS1 of $3.99, declined 1% Y/Y • FY19 free cash flow1 of $2.1B represented ~114% of net income FREE CASH FLOW • Repurchased 34.2M shares in FY19 for $2.2B & CAPITAL RETURN • February 2020: share repurchase program increased by $2.0B • February 2020: quarterly dividend increased by 10% to $0.22 per share 1 Constant currency revenue growth, Adjusted Operating Margin, Free Cash Flow and Adjusted Diluted Earnings Per Share (“Adjusted Diluted EPS”) are not measurements of financial performance prepared in accordance with GAAP. See “About Non-GAAP Financial Measures” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures. 3

Revenue and GAAP & Adjusted Diluted EPS $ IN MILLIONS EXCEPT PER SHARE AMOUNTS $4,248 $4,284 $4,141 $4,078 $4,129 $4,110 $4,006 $3,912 $3,828 $3,766 $3,670 $3,546 $1.08 $1.07 $1.05 $1.05 $0.98 $0.96 $0.94 $0.91 $0.94 $0.83 $0.88 $0.75 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Reported Revenue Adjusted Diluted EPS Revenue Growth Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 ’19 Q3 ’19 Q4 ’19 Y/Y 10.7% 8.9% 9.1% 10.6% 10.3% 9.2% 8.3% 7.9% 5.1% 3.4% 4.2% 3.8% Y/Y CC 11.8% 9.9% 8.5% 9.4% 8.2% 8.2% 9.0% 8.8% 6.8% 4.7% 5.1% 4.2% GAAP DILUTED EPS $0.92 $0.80 $0.84 ($0.03) $0.88 $0.78 $0.82 $ 1.12 $0.77 $0.90 $0.90 $0.72 ADJUSTED DILUTED EPS $0.75 $0.83 $0.88 $0.96) $0.94 $1.05 $ 1.05 $0.98 $0.91 $0.94 $ 1.08 $ 1.07 4

Revenue Performance: Q4 2019 Segments Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD COMMUNICATIONS, +13.1% Y/Y MEDIA & TECHNOLOGY +14.5% Y/Y CC +8.0% Y/Y +9.0% Y/Y CC $277 FINANCIAL EUROPE $632 SERVICES +3.5% Y/Y +5.3% Y/Y CC +1.2% Y/Y $766 $1,468 +1.5% Y/Y CC PRODUCTS & RESOURCES +8.1% Y/Y $963 +8.6% Y/Y CC $3,241 $1,221 NORTH AMERICA +3.1% Y/Y +3.1% Y/Y CC HEALTHCARE +1.6% Y/Y +1.8% Y/Y CC 5

Revenue Performance: FY2019 Segments Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD +5.8% Y/Y COMMUNICATIONS, +9.8% Y/Y CC MEDIA & TECHNOLOGY +11.5% Y/Y $1,053 +13.1% Y/Y CC FINANCIAL EUROPE $2,449 SERVICES +5.9% Y/Y +10.5% Y/Y CC +0.4% Y/Y $3,004 $5,869 +1.6% Y/Y CC PRODUCTS & RESOURCES +10.4% Y/Y $3,770 +12.0% Y/Y CC $12,726 $4,695 NORTH AMERICA +3.5% Y/Y +3.6% Y/Y CC HEALTHCARE +0.6% Y/Y +1.0% Y/Y CC 6

GAAP & Adjusted Operating Margin 19.2% 18.3%18.5% 17.6% 17.2% 17.7% 17.2% 17.3% 17.7% 17.7% 17.3% 16.4% 16.5% 16.7% 16.8%17.0% 17.0% 16.1% 16.0% 16.1% 15.7% 14.9% 14.6% 13.1% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 GAAP OPERATING MARGIN ADJUSTED OPERATING MARGIN 7

Financial Services Revenue Q4 ‘19 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD $1,492 +6.2% Y/Y $1,469 $1,464 $1,473 $1,468 $1,461 $1,451 +6.0% Y/Y CC $1,427 $1,427 $1,436 $1,406 $137 $1,376 EUROPE +2.0% Y/Y +3.8% Y/Y CC $299 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 $1,032 Revenue Growth NORTH AMERICA Y/Y 7.0% 4.1% 3.8% 5.4% 6.2% 4.5% 2.6% 1.7% (1.7%) 0.3% 1.9% 1.2% +0.3% Y/Y Y/Y CC 8.1% 5.2% 3.1% 4.2% 3.9% 3.5% 3.5% 2.8% 0.2% 1.7% 3.0% 1.5% BANKING | Stable year-over-year growth in banking driven by revenue associated with Samlink deal partially offset by continued softness in some larger clients INSURANCE | Year-over-year growth moderated following a ramp-down of project based work in Q3 ‘19 8

Healthcare Revenue Q4 ‘19 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD $1,221 +84.6% Y/Y $1,202 EUROPE $1,189 $1,175 +85.1% Y/Y CC $1,156 $1,165 +31.4% Y/Y $24 $1,125 $1,121 $1,134 +34.6% Y/Y CC $1,085 $134 $1,050 $1,003 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 $1,063 Revenue Growth NORTH AMERICA Y/Y 9.7% 9.5% 9.3% 11.9% 11.8% 10.1% 9.6% 6.8% 3.9% (1.9%) (1.2%) 1.6% (2.2%) Y/Y Y/Y CC 10.0% 9.9% 9.1% 11.6% 11.1% 9.8% 9.7% 7.0% 4.6% (1.5%) (0.9%) 1.8% HEALTHCARE | Results continue to be negatively impacted by industry consolidation and the movement of work to a captive at a large North American client LIFE SCIENCES | Double-digit year-over-year growth driven by demand within Digital Operations, industry-specific platform solutions and the contribution of the Zenith acquisition 9

Products & Resources Revenue Q4 ‘19 Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD $966 $963 +16.4% Y/Y $914 $927 +20.9% Y/Y CC $863 $891 $821 $840 $64 $774 $782 $737 $747 EUROPE +1.0% Y/Y +2.6% Y/Y CC $207 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 $692 Revenue Growth NORTH AMERICA +9.7% Y/Y Y/Y 16.4% 13.2% 14.0% 13.7% 11.4% 12.4% 11.5% 13.9% 11.3% 10.4% 11.9% 8.1% Y/Y CC 18.1% 14.7% 13.2% 11.7% 8.2% 10.7% 12.3% 15.4% 13.8% 12.3% 13.4% 8.6% PRODUCTS & RESOURCES | Solid year-over-year growth across industries driven by demand for core modernization services of enterprise applications and for services within Digital Business 10

Communications, Media & Technology Revenue Q4Q4 ‘19 Geography Geography $ IN MILLIONS $ IN MILLIONS REST OF WORLD +8.3% Y/Y +12.2% Y/Y CC $632 $585 $595 $607 $615 $541 $562 $509 $52 $467 $480 $494 EUROPE $430 (10.0%) Y/Y (8.6%) Y/Y CC $126 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 $454 Revenue Growth NORTH AMERICA Y/Y 16.5% 16.8% 18.2% 19.0% 18.4% 15.8% 17.1% 18.4% 16.9% 12.2% 9.4% 8.0% +14.4% Y/Y Y/Y CC 18.5% 18.4% 17.7% 17.2% 15.1% 14.5% 18.1% 20.1% 19.6% 14.1% 10.6% 9.0% CMT | Improved year-over-year growth in Communications & Media. Technology growth decelerated driven by our previously announced decision to exit certain portions of our content services business 11

Employee Metrics Headcount and Annualized Attrition NUMBER OF EMPLOYEES IN THOUSANDS 24% 21% 24% 23% 23% 22% 23% 20% 19% 18% 19% 289.9 292.5 15% 288.2 281.6 285.8 274.2 268.9 261.2 260.0 261.4 256.8 256.1 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 HEADCOUNT QUARTERLY ANNUALIZED ATTRITION Utilization 93% 93% 93% 93% 91% 92% 92% 92% 91% 92% 92% 92% 84% 85% 82% 83% 83% 83% 83% 83% 83% 83% 79% 80% Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 OFFSHORE EXCLUDING TRAINEES % ONSITE UTILIZATION % 12

Cash Flow, Balance Sheet & Capital Allocation $ IN MILLIONS $118 $116 $116 $116 $1,514 $633 $267 $86 $118 $771 $1,054 $111 $110 $332 $45 $632 $163 $30 $89 $13 $90 $477 $116 $35 $259 $6 $316 $239 $66 $144 $197 $146 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 ACQUISITIONS SHARE REPURCHASES DIVIDENDS PAID ($ IN MILLIONS) Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 FREE CASH FLOW1 $211 $461 $695 $756 $292 $549 $768 $606 $163 $479 $620 $845 CASH AND SHORT- $4,274 $4,378 $4,713 $5,056 $4,989 $4,247 $4,763 $4,511 $3,668 $3,003 $3,077 $3,424 TERM INVESTMENTS2,3 1 Free Cash Flow is not a measurement of financial performance prepared in accordance with GAAP. See “About Non-GAAP Financial Measures” at the end of this earnings supplement for more information and a reconciliation to the most directly comparable GAAP financial measure. 13 2 Includes $348, $419, $405, $423, $427, $429, $419 and $414 million in restricted time deposits in Q1 ‘18, Q2 ‘18, Q3 ‘18, Q4 ‘18, Q1 ’19, Q2 ’19, Q3 ‘19, and Q4 ‘19 respectively 3 Includes $159 million in restricted cash in Q1 ‘18

Revenue & Operating Metrics REVENUE BY… Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4 ‘19 FY18 FY19 SERVICE LINE OUTSOURCING 42.0% 42.9% 42.3% 41.8% 41.4% 41.1% 40.4% 40.1% 42.3% 40.7% CONSULTING & TECH 58.0% 57.1% 57.7% 58.2% 58.6% 58.9% 59.6% 59.9% 57.7% 59.3% SERVICES CONTRACT TYPE FIXED BID 38.9% 36.2% 36.4% 36.6% 35.7% 35.7% 36.3% 37.3% 37.0% 36.3% TIME & MATERIAL 52.6% 52.9% 52.6% 52.0% 52.4% 51.7% 51.8% 50.5% 52.5% 51.6% TRANSACTION BASED 8.5% 10.9% 11.0% 11.4% 11.9% 12.5% 11.9% 12.2% 10.5% 12.1% CUSTOMER CONCENTRATION TOP 5 9.0% 8.6% 8.7% 8.9% 8.8% 8.0% 7.9% 7.8% 8.6% 7.9% TOP 10 15.9% 15.4% 15.5% 15.6% 15.7% 14.5% 14.4% 14.0% 15.4% 14.6% OPERATING METRICS DAYS SALES OUTSTANDING 741 731 1 In 2019, we changed our policy with regard to the presentation of certain amounts due to customers, such as discounts and rebates. As a result, in 2019, we reduced "Trade accounts receivable, net" by $99 million for amounts due to customers, which under our previous policy would have been included in the caption "Accrued expenses and other current liabilities". To conform to the current 14 year presentation, we reduced "Trade accounts receivable, net" and "Accrued expenses and other current liabilities" by $67 million each as of December 31, 2018. This change in policy had the effect of reducing our DSO by two days and one day as of December 31, 2019 and December 31, 2018, respectively.

2020 Fit for Growth Plan

Protect and optimize the core

Drive efficiency, tooling, delivery optimization, protect renewals, strengthen industry mix and scale internationally

Streamline operating model

Drive efficiency, scalability and empowerment
Improve role clarity and accountability

Eliminate costs to fund growth investment

Reduce duplication and simplify delivery.
Reinvest in sales, branding, talent and automation tools

Leverage core business to win in digital battlegrounds

Invest and reskill to accelerate momentum in data, digital engineering, cloud and IoT

2020 Fit for Growth Plan Updates	October 2019 Estimate	February 2020 Update
Total restructuring charges	$150-200M	Low-end $150-200M
Gross Annualized savings	$500-550M	Unchanged
Transformation actions		
# of employees impacted	10-12K	Unchanged
Targeted reskilling and training	~5K	Unchanged
Net headcount exits (majority by mid-2020)	5-7K	Unchanged
Content services actions		
Headcount exit	~6K	~5-6K
Annualized revenue loss	$240-270M	$225-255M

Updated view of restructuring charges reflects lower expected severance due to employee reductions through attrition and potentially lower headcount exits from content services

15

Cognizant

Guidance1 • Q1 ’20: $4.21-4.25B representing 2.5-3.5% reported growth or 2.8-3.8% in constant currency2 Assumes negative ~60bps impact from the exit of certain content services business REVENUE • • FY20: $17.11-17.45 representing 2.0-4.0% growth as reported and in constant currency3 • Assumes negative ~110bps impact from the exit of certain content services business FY20 ADJUSTED • Approximately 16.0-17.0% OPERATING MARGIN4 FY20 TAX RATE • 24-26% FY20 SHARE COUNT • Approximately 548 million FY20 ADJUSTED • $3.97-4.13 DILUTED EPS4 1 Guidance is as of February 5th, 2020 and does not account for any potential impact from events like changes to immigration and tax policies 2 1Q’20 revenue guidance reflects our assumption of a 30 bps for foreign exchange impact 3 FY20 revenue guidance reflects our assumption of no foreign exchange impact 4 A full reconciliation of Adjusted Operating Margin and Adjusted Diluted EPS guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments 16

APPENDIX: About Non-GAAP Financial Measures

About Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Income From Operations, Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. In 2018, we modified our non-GAAP financial measures to present non-GAAP financial measures that more closely align with how we manage the Company. All historical non-GAAP financial measures presented in this earnings supplement have been restated to reflect the new definitions. Our non-GAAP financial measures, Adjusted Operating Margin, Adjusted Income From Operations and Adjusted Diluted EPS exclude unusual items. Additionally, Adjusted Diluted EPS excludes net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. We believe providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Therefore, it is our belief that the use of non-GAAP financial measures excluding certain costs provides a meaningful supplemental measure for investors to evaluate our financial performance. Accordingly, we believe that the presentation of our non-GAAP measures, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non- operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. 18

Reconciliations of Non-GAAP Financial Measures

(In millions, except per share amounts)

Three Months Ended:	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019
GAAP income from operations	$ 570	$ 606	$ 648	$ 657	$ 693	$ 670	$ 745	$ 693	$ 539	$ 619	$ 669	$ 626
Realignment charges [a]	11	39	19	3	1	-	11	7	2	49	65	53
Incremental accrual related to the India Defined Contribution Obligation [b]	-	-	-	-	-	-	-	-	117	-	-	-
Initial funding of Cognizant U.S. Foundation [c]	-	-	-	-	-	100	-	-	-	-	-	-
2020 Fit for Growth Plan restructuring charges [d]	-	-	-	-	-	-	-	-	-	-	-	48
Adjusted income from operations	$ 581	$ 645	$ 667	$ 660	$ 694	$ 770	$ 756	$ 700	$ 658	$ 668	$ 734	$ 727
GAAP operating margin	16.1%	16.5%	17.2%	17.2%	17.7%	16.7%	18.3%	16.8%	13.1%	14.9%	15.7%	14.6%
Realignment charges	0.3%	1.1%	0.5%	0.1%	-	-	0.2%	0.2%	-	1.2%	1.6%	1.3%
Incremental accrual related to the India Defined Contribution Obligation	-	-	-	-	-	-	-	-	2.9%	-	-	-
Initial funding of Cognizant U.S. Foundation	-	-	-	-	-	2.5%	-	-	-	-	-	-
2020 Fit for Growth Plan restructuring charges	-	-	-	-	-	-	-	-	-	-	-	1.1%
Adjusted operating margin	16.4%	17.6%	17.7%	17.3%	17.7%	19.2%	18.5%	17.0%	16.0%	16.1%	17.3%	17.0%
GAAP diluted earnings per share	$ 0.92	$ 0.80	$ 0.84	$ (0.03)	$ 0.88	$ 0.78	$ 0.82	$ 1.12	$ 0.77	$ 0.90	$ 0.90	$ 0.72
Effect of above adjustments, pre-tax	0.02	0.07	0.03	-	-	0.17	0.02	0.01	0.20	0.09	0.12	0.18
Effect of non-operating foreign currency exchange (gains) losses, pre-tax [e]	(0.08)	(0.01)	0.02	(0.04)	0.06	0.14	0.21	(0.14)	(0.01)	(0.03)	0.09	0.08
Tax effect of above adjustments [f]	(0.02)	(0.03)	(0.01)	(0.01)	-	(0.04)	0.01	(0.01)	(0.05)	(0.02)	(0.03)	(0.05)
Effect of the equity method investment impairment [g]	-	-	-	-	-	-	-	-	-	-	-	0.10
Effect of the India Tax Law [h]	-	-	-	-	-	-	-	-	-	-	-	0.04
Effect of net incremental income tax expense related to the Tax Reform Act [i]	-	-	-	1.04	-	-	(0.01)	-	-	-	-	-
Effect of recognition of income tax benefit related to an uncertain tax position [j]	(0.09)	-	-	-	-	-	-	-	-	-	-	-
Adjusted diluted earnings per share	$ 0.75	$ 0.83	$ 0.88	$ 0.96	$ 0.94	$ 1.05	$ 1.05	$ 0.98	$ 0.91	$ 0.94	$ 1.08	$ 1.07

19 **Please refer to page 21, 22 and 23 of this earnings supplement for corresponding Non-GAAP notes.**

Cognizant

Reconciliations of Non-GAAP Financial Measures (In millions, except per share amounts) Year Ended: Dec 31, Dec 31, Guidance 2018 2019 Full Year 2020 GAAP income from operations $ 2,801 $ 2,453 Realignment charges (a) 19 169 Incremental accrual related to the India Defined - 117 Contribution Obligation (b) Initial funding of Cognizant U.S. Foundation (c) 100 - 2020 Fit for Growth Plan restructuring charges (d) - 48 Adjusted income from operations $ 2,920 $ 2,787 GAAP operating margin 17.4% 14.6% Realignment charges 0.1% 1.0% 0.2-0.4% Incremental accrual related to the India Defined - 0.7% (b) Contribution Obligation Initial funding of Cognizant U.S. Foundation 0.6% - - 2020 Fit for Growth Plan restructuring charges - 0.3% 0.5-0.9% Adjusted operating margin 18.1% 16.6% 16.0-17.0% GAAP diluted earnings per share $ 3.60 $ 3.29 Effect of above adjustments, pre-tax 0.20 0.60 (a), (b), (d) Effect of non-operating foreign currency exchange 0.26 0.11 (gains) losses, pre-tax (e) (e) Tax effect of above adjustments (f) (0.03) (0.15) (a), (b), (d), (e) Effect of the equity method investment impairment (g) - 0.10 Effect of the India Tax Law (h) - 0.04 Effect of net incremental income tax expense related to (0.01) - the Tax Reform Act (i) Adjusted diluted earnings per share $ 4.02 $ 3.99 $3.97-4.13 20 Please refer to page 21, 22 and 23 of this earnings supplement for corresponding Non-GAAP notes.

Reconciliations of Non-GAAP Financial Measures Notes: (a) During the three months ended December 31, 2019, we incurred $53 million in realignment charges that include $4 million in employee separation costs, $27 million in employee retention costs and $22 million in third party realignment costs. During the year ended December 31, 2019, we incurred $169 million of realignment charges that include $64 million of employee separation costs, $22 million of costs associated with our CEO transition and the departure of our president, $45 million of employee retention costs and $38 million in third party realignment costs. The total costs related to the realignment are reported in "Restructuring charges" in our unaudited consolidated statements of operations. Our guidance anticipates pre-tax realignment charges in the range of $0.08 to $0.11 per diluted share for the full year 2020. The tax effect of these realignment charges is expected to be in the range of $0.02 to $0.03 per diluted share for the full year 2020. (b) In the first quarter of 2019, a ruling of the Supreme Court of India interpreting certain statutory defined contribution obligations of employees and employers (the “India Defined Contribution Obligation”) altered historical understandings of such obligations, extending them to cover additional portions of the employee’s income. As a result, the contributions of our employees and the Company in future periods are required to be increased. In the first quarter of 2019, we accrued $117 million with respect to prior periods, assuming retroactive application of the Supreme Court’s ruling. There is significant uncertainty as to how the liability should be calculated as it is impacted by multiple variables, including the period of assessment, the application with respect to certain current and former employees and whether interest and penalties may be assessed. Since the ruling, a variety of trade associations and industry groups have advocated to the Indian government, highlighting the harm to the information technology sector, other industries and job growth in India that would result from a retroactive application of the ruling. It is possible that the Indian government will review the matter and there is a substantial question as to whether the Indian government will apply the Supreme Court’s ruling on a retroactive basis. As such, the ultimate amount of our obligation may be materially different from the amount accrued. The incremental accrual related to the India Defined Contribution Obligation is reported in "Selling, general and administrative expenses" in our unaudited consolidated statement of operations. (c) In the second quarter of 2018, we provided $100 million of initial funding to Cognizant U.S. Foundation. This cost is reported in "Selling, general and administrative expenses" in our unaudited consolidated statement of operations. (d) During the three months and year ended December 31, 2019, we incurred $48 million in restructuring charges, as part of our 2020 Fit for Growth Plan, that include $45 million in employee separation costs, $2 million in employee retention costs and $1 million in third party costs. The charges described above include $5 million of costs incurred in 2019 related to our exit from certain content-related services. The total costs related to the 2020 Fit for Growth Plan are reported in "Restructuring charges" in our unaudited consolidated statements of operations. Our guidance anticipates pre-tax charges in the range of $0.17 to $0.27 per diluted share for the full year 2020. The tax effect of these charges is expected to be in the range of $0.04 to $0.07 per diluted share for the full year 2020. (e) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses on related foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts. 21

Reconciliations of Non-GAAP Financial Measures

(f) Presented below are the tax impacts of each of our non-GAAP adjustments to pre-tax income:

	Three Months Ended											
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019
Tax impacts of non-GAAP adjustments:												
Realignment charges	$ 4	$ 14	$ 6	$ 1	$ -	$ -	$ 3	$ 2	$ -	$ 13	$ 17	$ 13
Incremental accrual related to the India Defined Contribution Obligation	-	-	-	-	-	-	-	-	31	-	-	-
Cognizant U.S. Foundation funding	-	-	-	-	-	28	-	-	-	-	-	-
2020 Fit for Growth restructuring charges	-	-	-	-	-	-	-	-	-	-	-	13
Foreign currency exchange gains and losses	5	-	(1)	6	(1)	(8)	(6)	3	1	-	(2)	-

	Year Ended	
	Dec 31, 2018	Dec 31, 2019
Tax impacts of non-GAAP adjustments:		
Realignment charges	$ 5	$ 43
Incremental accrual related to the India Defined Contribution Obligation	-	31
Cognizant U.S. Foundation funding	28	-
2020 Fit for Growth restructuring charges	-	13
Foreign currency exchange gains and losses	(12)	(1)

The effective tax rate related to each of our non-GAAP adjustments varies depending on the jurisdictions in which such income and expenses are generated and the statutory rates applicable in those jurisdictions

(g) As a result of recent events, indicating one of our equity method investments experienced an other-than-temporary impairment, we assessed its fair value and determined that the carrying value exceeded the fair value and therefore recorded an impairment charge of $57 million in the fourth quarter of 2019 within the caption "Income (loss) from equity method investments" in our consolidated statements of operations.

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Cognizant

Reconciliations of Non-GAAP Financial Measures

(h) In December 2019, the Government of India enacted a new tax regime ("India Tax Law") effective retroactively to April 1, 2019 that enables domestic companies to elect to be taxed at a lower income tax rate of 25.17%, as compared to the current income tax rate of 34.94%. Once a company elects into the lower income tax rate, a company may not benefit from any tax holidays associated with Special Economic Zones and certain other tax incentives, including Minimum Alternative Tax credit carryforwards, and may not reverse its election. As a result of the enactment of the India Tax Law, we recorded a one-time net income tax expense of $21 million due to the revaluation to the lower income tax rate of our India net deferred income tax assets that are expected to reverse after we elect into the new tax regime.

(i) In the fourth quarter of 2017, in connection with the enactment of the Tax Reform Act, we recorded a one-time provisional net income tax expense of $617 million. In the third quarter of 2018, we finalized our calculation of the one-time net income tax expense related to the enactment of the Tax Reform Act and recognized a $5 million income tax benefit, which reduced our provision for income taxes.

(j) In the first quarter of 2017, we recognized an income tax benefit previously unrecognized in our consolidated financial statements related to a specific uncertain tax position of $55 million. The recognition of the benefit in 2017 was based on management's reassessment regarding whether this unrecognized tax benefit met the more-likely-than-not threshold in light of the lapse in the statute of limitations as to a portion of such benefit.

Reconciliation of FCF

	Three Months Ended											
(in millions)	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 30, 2019
Net cash provided by operating activities	$ 277	$ 521	$ 773	$ 836	$ 388	$ 640	$ 862	$ 702	$ 269	$ 575	$ 717	$ 938
Purchases of property and equipment	(66)	(60)	(78)	(80)	(96)	(91)	(94)	(96)	(106)	(96)	(97)	(93)
FCF	$ 211	$ 461	$ 695	$ 756	$ 292	$ 549	$ 768	$ 606	$ 163	$ 479	$ 620	$ 845

	Year Ended	
(in millions)	Dec 31, 2018	Dec 31, 2019
Net cash provided by operating activities	$ 2,592	$ 2,499
Purchases of property and equipment	(377)	(392)
FCF	$ 2,215	$ 2,107

The above tables serve to reconcile the Non-GAAP financial measures to the most directly comparable GAAP measures.

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Cognizant